Exhibit 10.1.4



                               FOURTH AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF FELCOR LODGING LIMITED PARTNERSHIP


         This Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership (the "Partnership") is made and entered into effective as of April 2, 2004, by and among FelCor Lodging Trust Incorporated, a Maryland corporation, as the General Partner (the "General Partner") and all of the persons and entities who are, or shall in the future become, Limited Partners of the Partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. The General Partner and the existing Limited Partners (the General Partner and the Limited Partners, collectively, referred to herein as the "Partners") have previously executed and delivered that certain Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, dated as of December 31, 2001, as amended (as amended, herein referred to as the "Partnership Agreement"), and the Partnership Agreement governs the Partnership.

         B. The General Partner has previously designated and established a class of Partnership Units (as defined in the Agreement) as Series A Cumulative Convertible Preferred Units (the "Series A Preferred Units") pursuant to Addendum No. 2 to the Partnership Agreement (the "Addendum").

         C. Pursuant to Sections 1.4 and 4.6 of the Partnership Agreement, the General Partner is authorized to issue such additional Partnership Units for any Partnership purpose, at any time or from time to time, to the Partners or to other persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion.

         D. The General Partner desires to exercise such authority by amending the Addendum as provided herein to increase the number of Series A Preferred Units authorized under the Partnership Agreement.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment of Partnership Agreement. Section 2 of the Addendum is hereby amended to increase the number of Series A Preferred Units authorized thereunder from 6,900,000 Series A Preferred Units to 10,650,000 Series A Preferred Units.

         2. Terms of Series A Preferred Units. The additional Series A Preferred Units shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption that are applicable to the existing Series A Preferred Units as provided in the Addendum, except that, notwithstanding the provisions of Section 3.2(a) of the Addendum relating to the date from which the dividends shall be cumulative, dividends on such additional Series A Preferred Units shall be cumulative from January 1, 2004.

         3. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.


                            [Signature page follows]







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




         IN WITNESS WHEREOF, this Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership is executed and entered into as of the date first above written.

                                    GENERAL PARTNER:

                                    FELCOR LODGING TRUST INCORPORATED,
                                    a Maryland corporation


                                    By:  /s/ Lawrence D. Robinson
                                       ----------------------------------------
                                       Lawrence D. Robinson,
                                       Executive Vice President


                                    LIMITED   PARTNERS   (for  all  the  Limited
                                    Partners  now  and  hereafter   admitted  as
                                    Limited   Partners   of   the   Partnership,
                                    pursuant to the powers of attorney in favor of the General Partner contained in Section
                                    1.4 of the Partnership Agreement):

                                    By:      FELCOR LODGING TRUST  INCORPORATED,
                                             acting as  General  Partner  and as
                                             duly authorized attorney-in-fact


                                             By:   /s/ Lawrence D. Robinson
                                                --------------------------------
                                                Lawrence D. Robinson,
                                                Executive Vice President







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